UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

PORCH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39142	83-2587663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 1st Avenue South, Suite 300
Seattle, Washington	98134
(Address of principal executive offices)	(Zip Code)

(855) 767-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	PRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of Porch Group, Inc. (the “Company”), originally furnished to the Securities and Exchange Commission on March 1, 2022 (the “Initial Form 8-K”). The sole purpose for filing this Current Report on Form 8-K/A is to update certain information contained in Exhibits 99.1 and 99.2 to the Initial Form 8-K to reflect certain changes to the Company’s financial results as a result of the completion of the Company’s 2021 audit, as described further below.

Item 2.02. Results of Operations and Financial Condition.

On March 1, 2022, the Company issued an earnings release (the “Initial Earnings Release”) announcing financial results for the quarterly period and year ended December 31, 2021, which was attached as Exhibit 99.1 to the Initial Form 8-K. While conducting final procedures in connection with the preparation of the Company’s audited financial statements for the year ended December 31, 2021, (i) operating expenses were reduced by $2.5 million at the Company’s insurance carrier subsidiary related to the final determination of the amortization of deferred policy acquisition costs and (ii) $3.4 million of expense at the Company’s insurance carrier subsidiary was reclassified from general & administrative to cost of revenue. As a result of these two audit adjustments, on March 16, 2022, the Company issued an updated version of the earnings release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The information contained within Exhibit 99.1 hereto amends and supersedes the information contained within the Initial Earnings Release.

Item 7.01. Regulation FD Disclosure.

On March 1, 2022, the Company hosted an earnings call to discuss its financial results for the quarterly period and year ended December 31, 2021 and used an investor presentation for the call (the “Initial Presentation”), which was attached as Exhibit 99.2 to the Initial Form 8-K. As a result of the two audit adjustments described above, the Company is providing an updated version of the investor presentation attached hereto as Exhibit 99.2, which is incorporated herein by reference. The information contained within Exhibit 99.2 hereto amends and supersedes the information contained within the Initial Presentation.

The information in this Current Report on Form 8-K/A and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Updated Earnings Press Release, dated March 16, 2022
99.2	Updated Investor Presentation, dated March 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORCH GROUP, INC.

By:	/s/ Martin L. Heimbigner
	Name:	Martin L. Heimbigner
	Title:	Chief Financial Officer

Date: March 16, 2022